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                                                                    EXHIBIT 23.1


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Borders Group, Inc. 2004 Long-Term Incentive Plan of our report dated March 11, 2004, with respect to the consolidated financial statements of Borders Group, Inc. included in its Annual Report (Form 10-K) for the year ended January 25, 2004, filed with the Securities and Exchange Commission.


/s/ Ernst & Young LLP

Detroit, Michigan
April 8, 2004